PLEDGE AND SECURITY AGREEMENT

dated as of March 26, 2014

between

FNB BANCORP, as Grantor

and

NEXBANK SSB, as Lender

PLEDGE AND SECURITY AGREEMENT

This **PLEDGE AND SECURITY AGREEMENT**, dated as of March 26, 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time, this "**Agreement**"), by and among FNB Bancorp, a California corporation (the "**Borrower**"), each Additional Grantor (as herein defined) (along with the Borrower, each, a "**Grantor**"), and NexBank SSB, as lender (together with its successors and permitted assigns, the "**Lender**").

RECITALS:

WHEREAS, reference is made to that certain Loan Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "**Loan Agreement**"), by and between Borrower and Lender;

WHEREAS, in consideration of the extensions of credit and other accommodations of Lender as set forth in the Loan Agreement, Grantor has agreed to secure Grantor's obligations under the Loan Documents as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Grantor and Lender agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

1.1 **General Definitions.** In this Agreement, the following terms shall have the following meanings:

"**Additional Grantors**" shall have the meaning assigned in Section 7.2.

"**Agreement**" shall have the meaning set forth in the preamble.

"**Borrower**" shall have the meaning set forth in the preamble.

"**Cash Proceeds**" shall have the meaning assigned in Section 9.6.

"**Collateral**" shall have the meaning assigned in Section 2.1.

"**Collateral Account**" shall mean any account established by the Lender.

"**Collateral Records**" shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

"**Control**" shall mean: (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9-

106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (5) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (6) with respect to Letter of Credit Rights, control within the meaning of Section 9-107 of the UCC and (7) with respect to any "transferable record"(as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

"Controlled Foreign Corporation" shall mean "controlled foreign corporation" as defined in the Internal Revenue Code.

"Grantor" shall have the meaning set forth in the preamble.

"Insurance" shall mean all insurance policies covering any or all of the Collateral (regardless of whether the Lender is the loss payee thereof).

"Investment Related Property" shall mean: (i) all "investment property" (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Stock.

"Lender" shall have the meaning set forth in the preamble.

"Loan Agreement" shall have the meaning set forth in the recitals.

"Pledge Supplement" shall mean any supplement to this Agreement in substantially the form of Exhibit A.

"Pledged Stock" shall mean all shares of capital stock owned by Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2(I) under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

"Secured Obligations" shall have the meaning assigned in Section 3.1.

"UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Texas; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Texas, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

"United States" or **"U.S."** shall mean the United States of America.

1.2 Definitions; Interpretation.

(a) In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Certificated Security, Money, Proceeds, Collateral Support and Supporting Obligations.

(b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the UCC or Loan Agreement, as applicable. The incorporation by reference of terms defined in the Loan Agreement shall survive any termination of the Loan Agreement until this Agreement is terminated as provided in Section 10 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Loan Agreement, the Loan Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

2.1 Grant of Security. To secure the prompt and full payment and performance of the Secured Obligations, the Grantor hereby grants to the Lender a security interest in and continuing lien on all of Grantor's right, title and interest in, to and under the following personal property of the Grantor, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the **"Collateral"**):

(a) Pledged Stock;

(b) Money;

(c) Investment Related Property;

(d) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing;

(e) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in ***Clauses (a)*** through ***(d)***, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTOR REMAINS LIABLE.

3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated

maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations of Grantor arising under the Loan Documents (the **"Secured Obligations"**).

3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Lender, (ii) Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Stock, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and the Lender shall have no obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Lender have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Stock, and (iii) the exercise by the Lender of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. CERTAIN PERFECTION REQUIREMENTS

4.1 Delivery Requirements.

With respect to any Certificated Securities included in the Collateral, Grantor shall deliver to the Lender the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Lender or in blank; provided that, with respect to the share certificates evidencing Pledged Stock in the Bank, Grantor shall deliver to Lender such share certificates evidencing the Equity Interests of Bank along with stock powers related thereto executed in blank (and a supplement to Schedule 5.2 hereto) no later than one hundred twenty (120) days following the Effective Date.

4.2 Control Requirements.

With respect to any Uncertificated Security included in the Collateral (other than any Uncertificated Securities credited to a Securities Account), Grantor shall cause the issuer of such Uncertificated Security to notify the Lender of any Uncertificated Security included in the Collateral. Upon the request of the Lender, the Grantor shall enter into an agreement with the Lender, such agreement in form and substance reasonably satisfactory to the Lender, pursuant to which such issuer agrees to comply with the Lender's instructions with respect to such Uncertificated Security without further consent by Grantor.

4.3 Timing and Notice. Other than as provided in Section 4.1 above, with respect to any Collateral in existence on the Effective Date, Grantor shall comply with the requirements of Section 4 on the date hereof and, with respect to any Collateral hereafter owned or acquired, Grantor shall comply with such requirements within 30 (thirty) days of Grantor acquiring rights therein. Grantor shall promptly inform the Lender of its acquisition of any Collateral for which any action is required by Section 4 hereof.

SECTION 5. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants, on the Effective Date and on each date an Advance is made (including the Initial Advance), that:

5.1 Grantor Information and Status.

(a) Schedule 5.1(A) and (B) sets forth, as of the Effective Date, under the appropriate headings: (1) the full legal name of Grantor, (2) all trade names or other names under which Grantor currently conducts business, (3) the type of organization of Grantor, (4) the jurisdiction of organization of Grantor, (5) its organizational identification number, if any, and (6) the jurisdiction where the chief executive office or its principal place of business is located.

(b) except as provided on Schedule 5.1(C), it has not changed its name, jurisdiction of organization or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the past five (5) years;

(c) it has been duly organized and is validly existing as an entity of the type as set forth opposite its name on Schedule 5.1(A) solely under the laws of the jurisdiction as set forth opposite its name on Schedule 5.1(A) and remains duly existing as such. It has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction; and

(d) Grantor is not a "transmitting utility" (as defined in Section 9-102(a)(80) of the UCC).

5.2 Collateral Identification, Special Collateral.

(a) Schedule 5.2 sets forth as of the Effective Date under the appropriate headings all of Grantor's Pledged Stock;

(b) none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) timber to be cut, or (5) aircraft, aircraft engines, satellites, ships or railroad rolling stock; and

(c) all information supplied by Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

5.3 Ownership of Collateral and Absence of Other Liens.

It has full legal and beneficial ownership of all of the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, developed or created (including by way of lease or license), will continue to own or have such rights in each item of the Collateral (except as otherwise permitted by the Loan Agreement), in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than, in the case of priority only, any Permitted Liens. All Collateral (a) is genuine and in all respects what it purports to be and (b) is the legal, valid, and binding obligation of Grantor.

5.4 Status of Security Interest.

(a) upon the filing of financing statements naming Grantor as "debtor" and the Lender as "secured party" and describing the Collateral in the filing offices set forth opposite Grantor's name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time

to time), the security interest of the Lender in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in any jurisdiction will constitute a valid, perfected, first priority Lien subject, in the case of priority only, to any Permitted Liens with respect to Collateral. Each agreement purporting to give the Lender Control over any Collateral is effective to establish the Lender's Control of the Collateral subject thereto. No security agreement, financing statement, equivalent security or lien instrument, or continuation statement listing Grantor as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed for the benefit of the Lender or made by the Grantor pursuant to this Agreement or the Loan Agreement; and

(b) no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (i) the pledge or grant by Grantor of the Liens purported to be created in favor of the Lender hereunder or (ii) the exercise by Lender of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (a) above, (B) those that may have been obtained by Grantor prior to the date hereof and (C) as may be required, in connection with Lender's disposition of any Investment Related Property, by laws generally affecting the ownership or control of any voting securities of a bank and the offering and sale of Securities.

5.5 Recourse. This Agreement is made with full recourse to the Grantor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of the Grantor contained herein, in the Loan Agreement and otherwise in writing in connection herewith or therewith.

5.6 Pledged Stock, Investment Related Property.

(a) it is the record and beneficial owner of the Pledged Stock free of all Liens, rights or claims of other Persons and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Stock;

(b) no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Lender in any Pledged Equity Interests or the exercise by the Lender of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such as have been obtained.

SECTION 6. COVENANTS AND AGREEMENTS.

Grantor hereby covenants and agrees that:

6.1 Grantor Information and Status.

(a) Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Loan Agreement, it shall not change Grantor's name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), principal place of business, chief executive office, organizational identification number, type of organization or jurisdiction of organization unless it shall have (a) notified the Lender in writing at least ten (10) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, principal place of business, chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Lender may reasonably

request and (b) taken all actions necessary to maintain the continuous validity, perfection and the same or better priority of the Lender's security interest in the Collateral granted or intended to be granted and agreed to hereby, which in the case of any merger or other change in corporate structure shall include, without limitation, executing and delivering to the Lender a completed Pledge Supplement together with all Supplements to Schedules thereto, upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder.

6.2 Ownership of Collateral and Absence of Other Liens.

(a) Grantor (i) shall fully perform all of its duties under and in connection with each transaction to which any Collateral relates, (ii) shall promptly notify Lender about any change in any fact or circumstances represented or warranted by Grantor about any Collateral that constitutes a Material Adverse Change, (iii) shall promptly notify Lender of any claim, action, or proceeding affecting title to any Collateral or the security interest and, at Lender's request and Grantor's expense, appear in and defend that action or proceeding, (iv) shall hold in trust for Lender all Collateral not delivered to Lender (without excusing any failure to deliver Loan Documents to Lender or other party designated by Lender as required by the Loan Documents) and mark that Collateral on Grantor's records that it is subject to the security interest (but the failure to do so does not impair the security interest or its priority).

(b) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and Grantor shall defend the Collateral against all Persons at any time reasonably claiming any interest therein;

(c) upon Grantor or any officer of Grantor obtaining knowledge thereof, it shall promptly notify the Lender in writing of any event that could reasonably be expected to diminish the value of the Collateral or any portion thereof, the ability of Grantor or the Lender to dispose of the Collateral or any portion thereof, or the rights and remedies of the Lender in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof; and

(d) it shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted by the Loan Agreement.

6.3 Status of Security Interest.

(a) Grantor shall maintain the security interest of the Lender hereunder in all Collateral as valid, perfected, first priority Liens (subject to Permitted Liens).

(b) Notwithstanding the foregoing, Grantor shall not be required to take any action to perfect any Collateral to the extent that the Grantor, in consultation with the Lender, reasonably determines that the cost of obtaining a security interest in such Collateral exceeds the practical benefit thereof to the Lender.

6.4 Pledged Stock, Investment Related Property.

(a) except as provided in the next sentence, in the event Grantor receives any dividends, interest or distributions on any Pledged Stock or other Investment Related Property, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Stock or Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) Grantor shall promptly take all steps, if any, necessary to ensure the validity, perfection, priority and, if applicable, control of the

Lender over such Investment Related Property and pending any such action Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Lender and shall segregate such dividends, distributions, Securities or other property from all other property of Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Lender authorizes Grantor to retain all ordinary cash dividends and distributions paid consistent with the past practice of the issuer and all scheduled payments of interest;

(b) Voting.

(i) So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Loan Agreement, Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; and

(ii) Upon the occurrence and during the continuation of an Event of Default:

(1) all rights of Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall upon notice from the Lender cease and all such rights shall thereupon become vested in the Lender who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2) in order to permit the Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (x) Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Lender all proxies, dividend payment orders and other instruments as the Lender may from time to time reasonably request and (y) Grantor acknowledges that the Lender may utilize the power of attorney set forth in Section 8.1.

(c) Delivery of Share Certificates for First National Bank of Northern California. No later than one hundred twenty (120) days following the Effective Date, Grantor shall (i) deliver to Lender share certificates evidencing the Equity Interests of First National Bank of Northern California along with stock powers related thereto executed in blank and (ii) deliver to Lender an updated Schedule 5.2 to include reference to the Equity Interests of First National Bank of Northern California.

SECTION 7. FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1 Further Assurances.

(a) Grantor agrees that from time to time, at the expense of Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Lender may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any

Collateral.

(b) Grantor hereby authorizes the Lender to file a Record or Records, including, without limitation, financing or continuation statements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Lender may determine, in its sole discretion, are necessary to perfect or otherwise protect the security interest granted to the Lender herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Lender may determine, in its sole discretion, is necessary to ensure the perfection of the security interest in the Collateral granted to the Lender herein, including, without limitation, describing such property as "all assets, whether now owned or hereafter acquired, developed or created" or words of similar effect.

(c) Grantor hereby authorizes the Lender to modify this Agreement after obtaining Grantor's approval of or signature to such modification by amending Schedule 5.2 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing United States registration and issuance of and application for Patents, Trademarks and Copyrights of Grantor or any United States registration and issuance of and application for Patents, Trademarks and Copyrights acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any United States registration and issuance of and application for Patents, Trademarks and Copyrights in which Grantor no longer has or claims any right, title or interest.

7.2 **Additional Grantors**. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an "**Additional Grantor**"), by executing a Pledge Supplement. Upon delivery of any such Pledge Supplement to the Lender, notice of which is hereby waived by Grantor, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Lender not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8. LENDER APPOINTED ATTORNEY-IN-FACT.

8.1 **Power of Attorney**. Grantor hereby irrevocably appoints the Lender (such appointment being coupled with an interest) as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, the Lender or otherwise, from time to time in the Lender's discretion to take any action and to execute any instrument that the Lender may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation, the following:

(a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by Grantor or paid to the Lender pursuant to the Loan Agreement;

(b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection

with clause (b) above;

(d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral;

(e) to prepare and file any UCC financing statements against Grantor as debtor;

(f) to prepare, sign, and file for recordation in the U.S. Patent and Trademark Office and the U.S. Copyright Office appropriate evidence of the lien and security interest granted herein in any United States registration and issuance of and application for Patents, Trademarks and Copyrights in the name of Grantor as debtor;

(g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Lender in its sole discretion, any such payments made by the Lender to become obligations of Grantor to the Lender, due and payable immediately without demand; and

(h) generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and Grantor's expense, at any time or from time to time, all acts and things that the Lender deems reasonably necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

8.2 No Duty on the Part of Lender. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act hereunder, except for their own gross negligence bad faith or willful misconduct.

SECTION 9. REMEDIES.

9.1 Generally.

(a) If any Event of Default shall have occurred and be continuing, the Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Lender on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i) require Grantor to, and Grantor hereby agrees that it shall at its expense and promptly upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties;

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Lender deems appropriate; and

(iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Lender may deem commercially reasonable.

(b) The Lender may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Lender shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Lender at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor agrees that it would not be commercially unreasonable for the Lender to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Grantor hereby waives any claims against the Lender arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Lender accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by the Lender to collect such deficiency. Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against Grantor, and Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Lender hereunder.

(c) The Lender may sell the Collateral without giving any warranties as to the Collateral. The Lender may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) The Lender shall have no obligation to marshal any of the Collateral.

9.2 **Application of Proceeds.** Except as expressly provided elsewhere in this Agreement, all proceeds received by the Lender in the event that an Event of Default shall have occurred and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 16.1 of the Loan Agreement and in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Lender against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Lender and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Lender in connection therewith, and all amounts for which the Lender is entitled to indemnification hereunder and all advances made by the Lender hereunder for the account of the Grantor, and to the payment of all costs and expenses paid or incurred by the Lender in connection with the exercise of any right or remedy hereunder or under the Loan Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of the Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

9.3 **Investment Related Property.** Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Lender determines to exercise its right to sell any or all of the Investment Related Property, upon written request, Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Lender all such information as the Lender may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Lender in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.4 **Cash Proceeds.** If any Event of Default shall have occurred and be continuing, all proceeds of any Collateral received by Grantor consisting of cash, checks and other near-cash items (collectively, "**Cash Proceeds**") shall be held by Grantor in trust for the Lender, segregated from other funds of Grantor, and shall, upon the exercise of remedies by the Lender, be turned over to the Lender in the exact form received by Grantor (duly indorsed by such Grantor to the Lender, if required) and held by the Lender in the Collateral Account. Any Cash Proceeds received by the Lender (whether from a Grantor or otherwise) may, in the sole discretion of the Lender, (A) be held by the Collateral as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Lender against the Secured Obligations then due and owing.

SECTION 10. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than contingent obligations that survive the termination of the Loan Agreement), be binding upon Grantor, its successors and assigns, and inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Loan Agreement, Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise. Upon the payment in full of all Secured Obligations (other than contingent obligations that survive the termination of the Loan Agreement), the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to the Grantor. Upon any such termination the Lender shall, at the Grantor's expense, execute and deliver to the Grantor or otherwise authorize the filing of such documents as the Grantor shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Loan Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the Grantor with no further action on the part of any Person. The Lender shall, at the Grantor's expense, execute and deliver or otherwise authorize the filing of such documents as Grantor shall reasonably request, in form and substance reasonably satisfactory to the Lender, including financing statement amendments to evidence such release.

SECTION 11. STANDARD OF CARE; LENDER MAY PERFORM.

The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Lender accords its own property. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Grantor or otherwise. If Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by Grantor under Section 7.5 of the Loan Agreement.

SECTION 12. MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 17.16 of the Loan Agreement. No failure or delay on the part of the Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be

permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Lender and the Grantor and its respective successors and assigns. Grantor shall not, without the prior written consent of the Lender given in accordance with the Loan Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Grantor and the Lender and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Lender may, at any time, file this Agreement or a carbon, photographic, or other reproduction of this Agreement as a financing statement, but Lender's failure to do so does not impair the validity or enforceability of this Agreement.

Irrespective of the place of execution and/or delivery, this Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Texas.

THE PROVISIONS OF THE LOAN AGREEMENT UNDER THE HEADINGS "JURISDICTION" AND "WAIVER OF JURY TRIAL" ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE LOAN AGREEMENT.

[Signature page follows.]

IN WITNESS WHEREOF, Grantor and the Lender have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FNB BANCORP

By: ________________________________

Name: ____________________

Title: ____________________

NEXBANK SSB,
as Lender

By: ________________________________

Name: Matt Siekielski
Title: Chief Operating Officer

SCHEDULE 5.1
TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Principal Place of Business and Organizational Identification Number of Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Principal Place of Business	Organization I.D. #
FNB Bancorp	Corporation	California	975 El Camino Real, South San Francisco, CA 94080	C2333990

(B) Other Names (including any Trade Name or Fictitious Business Name) under which Grantor currently conducts business: None.

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Principal Place of Business and Corporate Structure within past five (5) years: None.

SCHEDULE 5.2
TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A) Pledged Stock: To be supplemented

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Cert. No.	Par Value	No. of Pledged Stock	% of Outstanding Stock of the Stock Issuer

SCHEDULE 5.4 TO
PLEDGE SECURITY AGREEMENT

FINANCING STATEMENTS:

Grantor	Filing Jurisdiction(s)
FNB Bancorp	California